MONTHLY STATEMENT

        -----------------------------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1

        -----------------------------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on April 15, 2005,and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A) Information Regarding the Current Monthly Distribution for the Series 2000-1 Class A Certificates and Class B
      Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)     The total amount distributed to Class A
              Certificateholders per $1,000 original
              certificate principal amount                           ($0.000000)

      (2)     The amount set forth in A(1) above distributed
              to Class A Certificateholders with respect to
              interest per $1,000 original certificate
              principal amount                                       ($0.000000)

      (3)     The amount set forth in A(1) above distributed
              to Class A Certificateholders with respect to
              principal per $1,000 original certificate
              principal amount                                        $0.000000

      (4)     The total amount distributed to Class B
              Certificateholders per $1,000 original
              certificate principal amount                            $0.000000

      (5)     The amount set forth in A(4) above distributed
              to Class B Certificateholders with respect to
              interest per $1,000 original certificate
              principal amount                                        $0.000000

      (6)     The amount set forth in A(4) above distributed
              to Class B Certificateholders with respect to
              principal per $1,000 original certificate
              principal amount                                        $0.000000

B)    Information Regarding the Performance of the Trust

      (1)     Allocation of Receivables Collections to the
              Series 2000-1 Certificates

              (a)  The aggregate amount of Finance Charge
                   Receivables collected during the Monthly
                   Period immediately preceding the
                   Distribution Date                             $55,795,333.03

              (b)  The aggregate amount of Interchange
                   collected and allocated to the Trust for
                   the Monthly Period immediately preceding
                   the Distribution Date                          $5,487,268.66


                                       1
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                        --------------------------------

                         Series 2000-1 Monthly Statement
                        April 15, 2005 Distribution Date

                        --------------------------------

              (c)  The aggregate amount of Principal
                   Receivables collected during the Monthly
                   Period immediately preceding the
                   Distribution Date                            $435,097,914.22

              (d)  The Floating Allocation Percentage with
                   respect to the Series 2000-1 Certificates
                   for the Monthly Period immediately
                   preceding the Distribution Date                    0.760973%

              (e)  The Principal Allocation Percentage with
                   respect to the Series 2000-1 Certificates
                   for the Monthly Period immediately
                   preceding the Distribution Date                   12.061164%

              (f)  The Finance Charge Receivables and
                   Interchange collected and allocated to
                   the Series 2000-1 Certificates for the
                   Monthly Period immediately preceding the
                   Distribution Date                                $466,343.93

              (g)  The Principal Receivables collected and
                   allocated to the Series 2000-1
                   Certificates for the Monthly Period
                   immediately preceding the Distribution
                   Date                                          $52,477,871.60

      (2)     Available Finance Charge Collections and
              Reallocated Principal Collections for Series
              2000-1 for the Monthly Period immediately preceding the Distribution Date.

              (a)  The Finance Charge Receivables and
                   Interchange collected and allocated to
                   the Series 2000-1 Certificates                   $466,343.93

              (b)  Collection Account and Special Funding
                   Account investment earnings allocated to
                   the Series 2000-1 Certificates                         $0.00

              (c)  Principal Funding Account Investment Proceeds      $2,190.68

              (d)  Class A Reserve Draw Amount                            $0.00

              (e)  Class B Reserve Draw Amount                            $0.00

              (f)  Additional Finance Charges from other
                   Series allocated to the Series 2000-1
                   Certificates                                           $0.00

              (g)  Payments, if any, on deposit as of the
                   Determination Date received from any
                   Interest Rate Protection Agreements                    $0.00

              (h)  Reallocated Class D Principal Collections              $0.00

              (i)  Reallocated Collateral Principal
                   Collections                                            $0.00

              (j)  Reallocated Class B Principal Collections              $0.00

              (k)  Total Available Finance Charge
                   Collections and Reallocated Principal
                   Collections for Series 2000-1 (total of
                   (a), (b), (c), (d), (e), (f), (g), (h),
                   (i) and (j) above)                               $468,534.61


                                       2
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                        --------------------------------

                         Series 2000-1 Monthly Statement
                        April 15, 2005 Distribution Date

                        --------------------------------

      (3)     Available Principal Collections for Series
              2000-1 for the Monthly Period immediately preceding the Distribution Date

              (a)  The Principal Receivables collected and
                   allocated to the Series 2000-1
                   Certificates                                  $52,477,871.60

              (b)  Shared Principal Collections from other
                   Series allocated to the Series 2000-1
                   Certificates                                           $0.00

              (c)  Additional amounts to be treated as
                   Available Principal Collections pursuant
                   to the Series Supplement                         $174,781.55

              (d)  Reallocated Class D Principal Collections              $0.00

              (e)  Reallocated Collateral Principal
                   Collections                                            $0.00

              (f)  Reallocated Class B Principal Collections              $0.00

              (g)  Available Principal Collections for
                   Series 2000-1 (total of (a), (b) and (c)
                   minus (d), (e) and (f) above)                 $52,652,653.15

      (4)     Delinquent Balances in the Trust

              The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

              (a)  31-60 days                                       $71,651,841
              (b)  61-90 days                                        60,542,139
              (c)  91 or more days                                  132,459,056
                                                                   ------------
              (d)  Total Delinquencies                             $264,653,036

      (5)     Defaulted Amount

              (a)  The aggregate amount of Defaulted
                   Receivables with respect to the Trust for
                   the Monthly Period immediately preceding
                   the Distribution Date                         $30,279,378.71

              (b)  The aggregate Amount of Recoveries of
                   Defaulted Receivables processed during
                   the Monthly Period immediately preceding
                   the Distribution Date                          $7,311,205.36

              (c)  The Defaulted Amount for the Monthly
                   Period immediately preceding the
                   Distribution Date [Defaulted Receivables
                   minus Recoveries]                             $22,968,173.35

              (d)  The Defaulted Amount for the Monthly
                   Period immediately preceding the
                   Distribution Date allocable to the Series
                   2000-1 Certificates (the "Series 2000-1
                   Defaulted Amount")                               $174,781.55

              (e)  The Class A Defaulted Amount [Series
                   2000-1 Defaulted Amount multiplied by the
                   Class A Percentage]                                   ($0.00)

              (f)  The Class B Defaulted Amount [Series
                   2000-1 Defaulted Amount multiplied by the
                   Class B Percentage]                                    $0.00


                                       3
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                        --------------------------------

                         Series 2000-1 Monthly Statement
                        April 15, 2005 Distribution Date

                        --------------------------------

      (6)     Class A Charge-Offs

              (a)  The excess, if any, of the Class A
                   Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections
                   applied to such Class A Defaulted Amount,
                   (ii) Reallocated Principal Collections
                   applied to such Class A Defaulted Amount,
                   (iii) the amount by which the Class D
                   Invested Amount has been reduced in
                   respect of such Class A Defaulted Amount,
                   (iv) the amount by which the Collateral
                   Invested Amount has been reduced in
                   respect of such Class A Defaulted Amount
                   and (v) the amount by which the Class B
                   Invested Amount has been reduced in
                   respect of such Class A Defaulted Amount
                   (a "Class A Charge-Off")                               $0.00

              (b)  The amount of the Class A Charge-Off set
                   forth in item 6(a) above, per $1,000
                   original certificate principal amount
                   (which will have the effect of reducing,
                   pro rata, the amount of each Class A
                   Certificateholder's investment)                    $0.000000

              (c)  The total amount reimbursed on the
                   Distribution Date in respect of  Class A
                   Charge-Offs for prior Distribution  Dates              $0.00

              (d)  The amount set forth in item 6(c) above
                   per $1,000 original certificate principal
                   amount (which will have the effect of
                   increasing, pro rata, the amount of each
                   Class A Certificateholder's investment)           $0.0000000

              (e)  The amount, if any, by which the
                   outstanding principal balance of the
                   Class A Certificates exceeds the Class A
                   Invested Amount if any, as of the
                   Distribution Date, after giving effect to
                   all deposits, withdrawals and
                   distributions on such Distribution Date                $0.00

      (7)     Class B Charge-Offs

              (a)  The excess, if any, of the Class B
                   Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections
                   applied to such Class B Defaulted Amount,
                   (ii) Reallocated Class D Principal
                   Collections applied to such Class B
                   Defaulted Amount, (iii) Reallocated
                   Collateral Principal Collections applied
                   to such Class B Defaulted Amount, (iv)
                   the amount by which the Class D Invested
                   Amount has been reduced in respect of
                   such Class B Defaulted Amount and (v) the
                   amount by which the Collateral Invested
                   Amount has been reduced in respect of
                   such Class B Defaulted Amount                          $0.00

              (b)  The amount by which the Class B Invested
                   Amount has been reduced on the Distribution
                   Date in respect of Reallocated Class B
                   Principal Collections                                  $0.00

              (c)  The amount by which the Class B Invested
                   Amount has been reduced on the
                   Distribution Date in respect of item 6(a)
                   (together with item 7(a), "Class B
                   Charge-Offs")                                          $0.00

              (d)  The total amount by which the Class B
                   Invested Amount has been reduced on the
                   Distribution Date as set forth in items
                   7(a), (b) and (c)                                      $0.00


                                       4
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                        --------------------------------

                         Series 2000-1 Monthly Statement
                        April 15, 2005 Distribution Date

                        --------------------------------

              (e)  The amount set forth in item 7(d) above
                   per $1,000 original certificate principal
                   amount (which will have the effect of
                   reducing, pro rata, the amount of each
                   Class B Certificateholder's investment)            $0.000000

              (f)  The total amount reimbursed on the
                   Distribution Date in respect of
                   reductions in the Class B Invested Amount
                   on prior Distribution Dates                            $0.00

              (g)  The amount set forth in item 7(f) above
                   per $1,000 original certificate principal
                   amount (which will have the effect of
                   increasing, pro rata, the amount of each
                   Class B Certificateholder's investment)            $0.000000

              (h)  The amount, if any, by which the
                   outstanding principal balance of the
                   Class B Certificates exceeds the Class B
                   Invested Amount if any, as of the
                   Distribution Date, after giving effect to
                   all deposits, withdrawals and
                   distributions on such Distribution Date                $0.00

      (8)     Reductions in the Collateral Interest

              (a)  The excess, if any, of the Collateral
                   Defaulted Amount over the sum of (i)
                   Available Finance Charge Collections
                   applied to such Collateral Defaulted
                   Amount, (ii) Reallocated Class D
                   Principal Collections applied to such
                   Collateral Defaulted Amount and (iii) the
                   amount by which the Class D Invested
                   Amount has been reduced in respect of
                   such Collateral Defaulted Amount                       $0.00

              (b)  The amount by which the Collateral
                   Invested Amount has been reduced on the
                   Distribution Date in respect of
                   Reallocated Collateral Principal
                   Collections                                            $0.00

              (c)  The amount by which the Collateral
                   Invested Amount has been reduced on the
                   Distribution Date in respect of items
                   6(a) and 7(a) above                                    $0.00

              (d)  The total amount by which the Collateral
                   Invested Amount has been reduced on the
                   Distribution Date as set forth in items
                   8(a), (b) and (c)                                      $0.00

              (e)  The total amount reimbursed on the
                   Distribution Date in respect of
                   reductions in the Collateral Invested
                   Amount on prior Distribution Dates                     $0.00

              (f)  The amount, if any, by which the
                   outstanding principal balance of the
                   Collateral Interest exceeds the
                   Collateral Invested Amount, if any, as of
                   the Distribution Date, after giving
                   effect to all deposits, withdrawals and
                   distributions on the Distribution Date                 $0.00

      (9)     Reductions in the Class D Interest

              (a)  The excess, if any, of the Class D
                   Defaulted Amount over Available Finance
                   Charge Collections applied to such Class
                   D Defaulted Amount                                     $0.00

              (b)  The amount by which the Class D Invested
                   Amount has been reduced on the
                   Distribution Date in respect of
                   Reallocated Principal Collections                      $0.00


                                       5
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                        --------------------------------

                         Series 2000-1 Monthly Statement
                        April 15, 2005 Distribution Date

                        --------------------------------

              (c)  The amount by which the Class D Invested
                   Amount has been reduced on the Distribution
                   Date in respect of items 6(a), 7(a) and 8(a)
                   above                                                  $0.00

              (d)  The total amount by which the Class D
                   Invested Amount has been reduced on the
                   Distribution Date as set forth in items
                   9(a), (b) and (c)                                      $0.00

              (e)  The total amount reimbursed on the
                   Distribution Date in respect of
                   reductions in the Class D Invested Amount
                   on prior Distribution Dates                            $0.00

              (f)  The amount, if any, by which the
                   outstanding principal balance of the
                   Class D Interest exceeds the Class D
                   Invested Amount, if any, as of the
                   Distribution Date, after giving effect to
                   all deposits, withdrawals and
                   distributions on the Distribution Date                 $0.00

      (10)    Investor Monthly Servicing Fee

              (a)  The amount of the Series 2000-1 Monthly
                   Servicing Fee payable to the Servicer on
                   the Distribution Date                             $48,305.44

      (11)    Class A Monthly Interest

              (a)  Class A Monthly Interest payable on the
                   Distribution Date                                    ($0.00)

      (12)    Class B Monthly Interest

              (a)  Class B Monthly Interest payable on the
                   Distribution Date                                      $0.00

      (13)    Principal Funding Account Amount

              (a)  The amount on deposit in the Principal
                   Funding Account on the Distribution Date,
                   after giving effect to all deposits,
                   withdrawals and distributions on such
                   Distribution Date                                      $0.00

              (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in May 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

      (14)    Deficit Controlled Accumulation Amount

              The Deficit Controlled Accumulation Amount for
              the Distribution Date, after giving effect to
              all deposits, withdrawals and distributions on
              such Distribution Date                                      $0.00

      (15)    Class A Reserve Account

              (a)  The amount on deposit in the Class A
                   Reserve Account on the Distribution Date,
                   after giving effect to all deposits,
                   withdrawals and distributions on such
                   Distribution Date and the related
                   Transfer Date                                          $0.00

              (b)  The Class A Required Reserve Account
                   Amount                                                 $0.00


                                       6
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                        --------------------------------

                         Series 2000-1 Monthly Statement
                        April 15, 2005 Distribution Date

                        --------------------------------

      (16)    Class B Reserve Account

              (a)  The amount on deposit in the Class B
                   Reserve Account on the Distribution Date,
                   after giving effect to all deposits,
                   withdrawals and distributions on such
                   Distribution Date and the related
                   Transfer Date                                          $0.00

              (b)  The Class B Required Reserve
                   Account Amount                                         $0.00

C)    Class A Invested Amount

      (1)     The Class A Initial Invested
              Amount                                            $420,000,000.00

      (2)     The Class A Invested Amount on the
              Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on
              such Distribution Date                                      $0.00

      (3)     The Pool Factor for the Distribution Date
              (which represents the ratio of the Class A
              Invested Amount, as of such Distribution Date,
              after giving effect to any adjustment in the
              Class A Invested Amount on such Distribution
              Date, to the Class A Initial Invested Amount).
              The amount of a Class A Certificateholder's
              pro rata share of the Class A Invested Amount
              can be determined by multiplying the original
              denomination of the Class A
              Certificateholder's Certificate by the Pool
              Factor                                                   0.000000

D)    Class B Invested Amount

      (1)     The Class B Initial Invested Amount                $47,250,000.00

      (2)     The Class B Invested Amount on the
              Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on
              such Distribution  Date                                     $0.00

      (3)     The Pool Factor for the Distribution Date
              (which represents the ratio of the Class B
              Invested Amount, as of such Distribution Date,
              after giving effect to any adjustment in the
              Class B Invested Amount on such Distribution
              Date, to the Class B Initial Invested Amount).
              The amount of a Class B Certificateholder's
              pro rata share of the Class B Invested Amount
              can be determined by multiplying the original
              denomination of the Class B
              Certificateholder's Certificate by the Pool
              Factor                                                   0.000000

E)    Collateral Invested Amount

      (1)     The Collateral Initial Invested Amount             $42,000,000.00

      (2)     The Collateral Invested Amount on the
              Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on
              such Distribution Date                                      $0.00

      (3)     The Collateral Invested Amount as a percentage
              of the Invested Amount on such Distribution Date             0.00%


                                       7
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                        --------------------------------

                         Series 2000-1 Monthly Statement
                        April 15, 2005 Distribution Date

                        --------------------------------

F)    Class D Invested Amount

      (1)     The Class D Initial Invested Amount                $15,750,000.00

      (2)     The Class D Invested Amount on the
              Distribution Date, after giving effect to all
              deposits, withdrawals and distributions on
              such Distribution Date                                      $0.00

      (3)     The Class D Invested Amount as a percentage of
              the Invested Amount on such Distribution Date               0.00%

G)    Receivables Balances

      (1)     The aggregate amount of Principal Receivables
              in the Trust at the close of business on the
              last day of the immediately preceding Monthly
              Period                                             $4,293,381,091

      (2)     The aggregate amount of Finance Charge
              Receivables in the Trust at the close of
              business on the last day of the immediately
              preceding Monthly Period                             $253,681,611

H)    Annualized Percentages

      (1)     The Gross Yield (Available Finance Charge
              Collections for the Series 2000-1 Certificates
              for the preceding Monthly Period (excluding
              payments received from Interest Rate
              Protection Agreements) divided by the Invested
              Amount of the Series 2000-1 Certificates as of
              the last day of the next preceding Monthly
              Period, multiplied by 365 divided by number of
              days in the calendar month.                                16.65%

      (2)     The Net Loss Rate (the Series 2000-1 Defaulted
              Amount for the preceding Monthly Period
              divided by the Invested Amount of the Series
              2000-1 Certificates as of the last day of the
              next preceding Monthly Period, multiplied by 12)             6.33%

      (3)     The Portfolio Yield (the Gross Yield minus the
              Net Loss Rate for the Series 2000-1
              Certificates for the preceding Monthly Period)             10.32%

      (4)     The Base Rate (Monthly Interest plus Monthly
              Servicing Fee (based on an assumed Servicing
              Fee Rate of 2% per annum) for the preceding
              Monthly Period with respect to the related
              Distribution Date, divided by the Invested
              Amount of the Series 2000-1 Certificates as of
              the last day of the next preceding Monthly
              Period, multiplied by 12)                                   4.15%

      (5)     The Net Spread (the Portfolio Yield minus the
              Base Rate for the Series 2000-1 Certificates
              for the preceding Monthly Period)                           6.18%

      (6)     The Monthly Payment Rate (Collections of
              Principal Receivables and Finance Charge
              Receivables with respect to all Receivables in
              the Trust for the preceding Monthly Period
              divided by the amount of Receivables in the
              Trust as of the last day of the next preceding
              Monthly Period)                                            10.79%


                                       8
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                        --------------------------------

                         Series 2000-1 Monthly Statement
                        April 15, 2005 Distribution Date

                        --------------------------------

I)     Series 2000-1 Information for the Last Three
       Distribution Dates

       1)       Gross Yield

                a)               04/15/05       16.65%
                b)               03/15/05       17.37%
                c)               02/15/05       18.11%

       2)       Net Loss Rate

                a)               04/15/05        6.33%
                b)               03/15/05        7.46%
                c)               02/15/05        6.48%

       3)       Net Spread (Portfolio Yield Minus Base Rate)

                a)               04/15/05        6.18%
                b)               03/15/05        5.67%
                c)               02/15/05        7.03%

                Three Month Average              6.29%

       4)       Monthly Payment Rate

                a)               04/15/05       10.79%
                b)               03/15/05        9.85%
                c)               02/15/05       10.48%

                                  CHASE BANK USA, NATIONAL ASSOCIATION
                                  Servicer


                                  By:
                                      ---------------------------------
                                  Name:  Patricia Garvey
                                  Title: Vice President

                                MONTHLY STATEMENT

        -----------------------------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2

        -----------------------------------------------------------------

      Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on April 15, 2005 and with respect to the performance of the Trust during the month of March is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

 A) Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

        (1)    The total amount distributed to Class A
               Certificateholders per $1,000 original
               certificate principal amount                           $2.566111

        (2)    The amount set forth in A(1) above
               distributed to Class A Certificateholders
               with respect to interest per $1,000 original
               certificate principal amount                           $2.566111

        (3)    The amount set forth in A(1) above
               distributed to Class A Certificateholders
               with respect to principal per $1,000
               original certificate principal amount                  $0.000000

        (4)    The total amount distributed to Class B
               Certificateholders per $1,000 original
               certificate principal amount                           $2.858889

        (5)    The amount set forth in A(4) above
               distributed to Class B Certificateholders
               with respect to interest per $1,000 original
               certificate principal amount                           $2.858889

        (6)    The amount set forth in A(4) above
               distributed to Class B Certificateholders
               with respect to principal per $1,000
               original certificate principal amount                  $0.000000

 B)     Information Regarding the Performance of the Trust

        (1)    Allocation of Receivables Collections to the
               Series 2000-2 Certificates

               (a)    The aggregate amount of Finance
                      Charge Receivables collected during
                      the Monthly Period immediately
                      preceding the Distribution Date            $55,795,333.03

                        --------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2005 Distribution Date
                        --------------------------------

               (b)    The aggregate amount of Interchange
                      collected and allocated to the Trust
                      for the Monthly Period immediately
                      preceding the Distribution Date             $5,487,268.66

               (c)    The aggregate amount of Principal
                      Receivables collected during the
                      Monthly Period immediately preceding
                      the Distribution Date                     $435,097,914.22

               (d)    The Floating Allocation Percentage
                      with respect to the Series 2000-2
                      Certificates for the Monthly Period
                      immediately preceding the
                      Distribution Date                               6.718344%

               (e)    The Principal Allocation Percentage
                      with respect to the Series 2000-2
                      Certificates for the Monthly Period
                      immediately preceding the
                      Distribution Date                              13.297146%

               (f)    The Finance Charge Receivables and
                      Interchange collected and allocated
                      to the Series 2000-2 Certificates for
                      the Monthly Period immediately
                      preceding the Distribution Date             $4,117,175.90

               (g)    The Principal Receivables collected
                      and allocated to the Series 2000-2
                      Certificates for the Monthly Period
                      immediately preceding the
                      Distribution Date                          $57,855,603.96

        (2) Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

               (a)    The Finance Charge Receivables and
                      Interchange collected and allocated
                      to the Series 2000-2 Certificates           $4,117,175.90

               (b)    Collection Account and Special
                      Funding Account investment earnings
                      allocated to the Series 2000-2
                      Certificates                                        $0.00

               (c)    Principal Funding Account Investment
                      Proceeds                                      $586,639.31

               (d)    Class A Reserve Draw Amount                         $0.00

               (e)    Class B Reserve Draw Amount                         $0.00

               (f)    Additional Finance Charges from other
                      Series allocated to the Series 2000-2
                      Certificates                                        $0.00

               (g)    Payments, if any, on deposit as of
                      the Determination Date received from
                      any Interest Rate Protection
                      Agreements                                          $0.00

               (h)    Reallocated Class D Principal Collections           $0.00

               (i)    Reallocated Collateral Principal Collections        $0.00

                        --------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2005 Distribution Date
                        --------------------------------

               (j)    Reallocated Class B Principal Collections           $0.00

               (k)    Total Available Finance Charge
                      Collections and Reallocated Principal
                      Collections for Series 2000-2 (total
                      of (a), (b), (c), (d), (e), (f), (g),
                      (h), (i) and (j) above)                     $4,703,815.21

        (3)    Available Principal Collections for Series
               2000-2 for the Monthly Period immediately preceding the Distribution Date

               (a)    The Principal Receivables collected
                      and allocated to the Series 2000-2
                      Certificates                               $57,855,603.96

               (b)    Shared Principal Collections from
                      other Series allocated to the Series
                      2000-2 Certificates                                 $0.00

               (c)    Additional amounts to be treated as
                      Available Principal Collections
                      pursuant to the Series Supplement           $1,543,080.86

               (d)    Reallocated Class D Principal
                      Collections                                         $0.00

               (e)    Reallocated Collateral Principal
                      Collections                                         $0.00

               (f)    Reallocated Class B Principal
                      Collections                                         $0.00

               (g)    Available Principal Collections for
                      Series 2000-2 (total of (a), (b) and
                      (c) minus (d), (e) and (f) above)          $59,398,684.82

        (4)    Delinquent Balances in the Trust

               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

               (a)    31-60 days                                    $71,651,841
               (b)    61-90 days                                     60,542,139
               (c)    91 or more days                               132,459,056
                                                                   ------------
               (d)    Total Delinquencies                          $264,653,036

        (5)    Defaulted Amount

               (a)    The aggregate amount of Defaulted
                      Receivables with respect to the Trust
                      for the Monthly Period immediately
                      preceding the Distribution Date            $30,279,378.71

               (b)    The aggregate Amount of Recoveries of
                      Defaulted Receivables processed
                      during the Monthly Period immediately
                      preceding the Distribution Date             $7,311,205.36

                        --------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2005 Distribution Date
                        --------------------------------

               (c)    The Defaulted Amount for the Monthly
                      Period immediately preceding the
                      Distribution Date [Defaulted
                      Receivables minus Recoveries]              $22,968,173.35

               (d)    The Defaulted Amount for the Monthly
                      Period immediately preceding the
                      Distribution Date allocable to the
                      Series 2000-2 Certificates (the
                      "Series 2000-2 Defaulted Amount")           $1,543,080.86

               (e)    The Class A Defaulted Amount [Series
                      2000-2 Defaulted Amount multiplied by
                      the Class A Percentage]                       $863,451.35

               (f)    The Class B Defaulted Amount [Series
                      2000-2 Defaulted Amount multiplied by
                      the Class B Percentage]                       $312,903.96

        (6)    Class A Charge-Offs

               (a)    The excess, if any, of the Class A
                      Defaulted Amount over the sum of (i)
                      Available Finance Charge Collections
                      aqplied to such Class A Defaulted
                      Amount, (ii) Reallocated Principal
                      Collections aqplied to such Class A
                      Defaulted Amount, (iii) the amount by
                      which the Class D invested Amount has
                      been reduced in respect of such Class
                      A Defaulted Amount, (iv) the amount
                      by which the Collateral Invested
                      Amount has been reduced in respect of
                      such Class A Defaulted Amount and (v)
                      the amount by which the Class B
                      Invested Amount has been reduced in
                      respect of such Class A Defaulted
                      Amount (a"Class A Charge-Off")                      $0.00

               (b)    The amount of the Class A Charge-Off
                      set forth in item 6(a) above, per
                      $1,000 original certificate principal
                      amount (which will have the effect of
                      reducing, pro rata, the amount of
                      each Class A Certificateholder's
                      investment)                                     $0.000000

               (c)    The total amount reimbursed on the
                      Distribution Date in respect of
                      Class A Charge-Offs for prior
                      Distribution Dates                                  $0.00

               (d)    The amount set forth in item 6(c)
                      above per $1,000 original certificate
                      principal amount (which will have the
                      effect of increasing, pro rata, the
                      amount of each Class A
                      Certificateholder's investment)                 $0.000000

               (e)    The amount, if any, by which the
                      outstanding principal balance of the
                      Class A Certificates exceeds the
                      Class A Invested Amount if any, as of
                      the Distribution Date, after giving
                      effect to all deposits, withdrawals
                      and distributions on such
                      Distribution Date                                   $0.00

                        --------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2005 Distribution Date
                        --------------------------------

        (7)    Class B Charge-Offs

               (a)    The excess, if any, of the Class B
                      Defaulted Amount over the sum of (i)
                      Available Finance Charge Collections
                      aqplied to such Class B Defaulted
                      Amount, (ii) Reallocated Class D
                      Principal Collections aqplied to such
                      Class B Defaulted Amount, (iii)
                      Reallocated Collateral Principal
                      Collections aqplied to such Class B
                      Defaulted Amount, (iv) the amount by
                      which the Class D Invested Amount has
                      been reduced in respect of such Class
                      B Defaulted Amount and (v) the amount
                      by which the Collateral Invested
                      Amount has been reduced in respect of
                      such Class B Defaulted Amount                       $0.00

               (b)    The amount by which the Class B
                      Invested Amount has been reduced on
                      the Distribution Date in respect of
                      Reallocated Class B Principal
                      Collections                                         $0.00

               (c)    The amount by which the Class B
                      Invested Amount has been reduced on
                      the Distribution Date in respect of
                      item 6(a) (together with item 7(a),
                      "Class B Charge-Offs")                              $0.00

               (d)    The total amount by which the Class B
                      Invested Amount has been reduced on
                      the Distribution Date as set forth in
                      items 7(a), (b) and ( c)                            $0.00

               (e)    The amount set forth in item 7(d)
                      above per $1,000 original certificate
                      principal amount (which will have the
                      effect of reducing, pro rata, the
                      amount of each Class B
                      Certificateholder's investment)                 $0.000000

               (f)    The total amount reimbursed on the
                      Distribution Date in respect of
                      reductions in the Class B Invested
                      Amount on prior Distribution Dates                  $0.00

               (g)    The amount set forth in item 7(f)
                      above per $1,000 original certificate
                      principal amount (which will have the
                      effect of increasing, pro rata, the
                      amount of each Class B
                      Certificateholder's investment)                 $0.000000

               (h)    The amount, if any, by which the
                      outstanding principal balance of the
                      Class B Certificates exceeds the
                      Class B Invested Amount if any, as of
                      the Distribution Date, after giving
                      effect to all deposits, withdrawals
                      and distributions on such
                      Distribution Date                                   $0.00

        (8)    Reductions in the Collateral Interest

               (a)    The excess, if any, of the Collateral
                      Defaulted Amount over the sum of (i)
                      Available Finance Charge Collections
                      aqplied to such Collateral Defaulted
                      Amount, (ii) Reallocated Class D
                      Principal Collections aqplied to such
                      Collateral Defaulted Amount and (iii)
                      the amount by which the Class D
                      Invested Amount has been reduced in
                      respect of such Collateral Defaulted
                      Amount                                              $0.00

                        --------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2005 Distribution Date
                        --------------------------------

               (b)    The amount by which the Collateral
                      Invested Amount has been reduced on
                      the Distribution Date in respect of
                      Reallocated Collateral Principal
                      Collections                                         $0.00

               (c)    The amount by which the Collateral
                      Invested Amount has been reduced on
                      the Distribution Date in respect of
                      items 6(a) and 7(a) above                           $0.00

               (d)    The total amount by which the
                      Collateral Invested Amount has been
                      reduced on the Distribution Date as
                      set forth in items 8(a), (b) and (c)                $0.00

               (e)    The total amount reimbursed on the
                      Distribution Date in respect of
                      reductions in the Collateral Invested
                      Amount on prior Distribution Dates                  $0.00

               (f)    The amount, if any, by which the
                      outstanding principal balance of the
                      Collateral Interest exceeds the
                      Collateral Invested Amount, if any,
                      as of the Distribution Date, after
                      giving effect to all deposits,
                      withdrawals and distributions on the
                      Distribution Date                                   $0.00

        (9)    Reductions in the Class D Interest

               (a)    The excess, if any, of the Class D
                      Defaulted Amount over Available
                      Finance Charge Collections aqplied to
                      such Class D Defaulted Amount                       $0.00

               (b)    The amount by which the Class D
                      Invested Amount has been reduced on
                      the Distribution Date in respect of
                      Reallocated Principal Collections                   $0.00

               (c)    The amount by which the Class D
                      Invested Amount has been reduced on
                      the Distribution Date in respect of
                      items 6(a), 7(a) and 8 (a) above                    $0.00

               (d)    The total amount by which the Class D
                      Invested Amount has been reduced on
                      the Distribution Date as set forth in
                      items 9(a), (b) and (c )                            $0.00

               (e)    The total amount reimbursed on the
                      Distribution Date in respect of
                      reductions in the Class D Invested
                      Amount on prior Distribution Dates                  $0.00

               (f)    The amount, if any, by which the
                      outstanding principal balance of the
                      Class D Interest exceeds the Class D
                      Invested Amount, if any, as of the
                      Distribution Date, after giving
                      effect to all deposits, withdrawals
                      and distributions on the Distribution
                      Date                                                $0.00

        (10)   Investor Monthly Servicing Fee

               (a)    The amount of the Series 2000-2
                      Monthly Servicing Fee payable to the
                      Servicer on the Distribution Date             $426,470.63

                        --------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2005 Distribution Date
                        --------------------------------

        (11)   Class A Monthly Interest

               (a)    Class A Monthly Interest payable on
                      the Distribution Date                       $1,154,750.00

        (12)   Class B Monthly Interest

               (a)    Class B Monthly Interest payable on
                      the Distribution Date                         $169,532.11

        (13)   Principal Funding Account Amount

               (a)    The amount on deposit in the
                      Principal Funding Account on the
                      Distribution Date, after giving
                      effect to all deposits, withdrawals
                      and distributions on such
                      Distribution Date                         $327,272,000.00

               (b)    Deposits to the Principal Funding
                      Account are currently scheduled to
                      commence on the Distribution Date
                      occurring in August 2004 (The initial
                      funding date for the Principal
                      Funding Account may be modified in
                      certain circumstances in accordance
                      with the terms of the Series
                      Supplement.)

        (14)   Deficit Controlled Accumulation Amount

                      The Deficit Controlled Accumulation
                      Amount for the Distribution Date,
                      after giving effect to all deposits,
                      withdrawals and distributions on such
                      Distribution Date                                   $0.00

        (15)   Class A Reserve Account

               (a)    The amount on deposit in the Class A
                      Reserve Account on the Distribution
                      Date, after giving effect to all
                      deposits, withdrawals and
                      distributions on such Distribution
                      Date and the related Transfer Date          $2,250,000.00

               (b)    The Class A Required Reserve Account
                      Amount                                      $2,250,000.00

        (16)   Class B Reserve Account

               (a)    The amount on deposit in the Class B
                      Reserve Account on the Distribution
                      Date, after giving effect to all
                      deposits, withdrawals and
                      distributions on such Distribution
                      Date and the related Transfer Date            $148,250.00

               (b)    The Class B Required Reserve Account
                      Amount                                        $148,250.00

                        --------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2005 Distribution Date
                        --------------------------------

 C)     Class A Invested Amount

        (1)    The Class A Initial Invested Amount              $450,000,000.00

        (2)    The Class A Invested Amount on the
               Distribution Date, after giving effect to
               all deposits, withdrawals and distributions
               on such Distribution Date                        $450,000,000.00

        (3)    The Pool Factor for the Distribution Date
               (which represents the ratio of the Class A
               Invested Amount, as of such Distribution
               Date, after giving effect to any adjustment
               in the Class A Invested Amount on such
               Distribution Date, to the Class A Initial
               Invested Amount). The amount of a Class A
               Certificateholder's pro rata share of the
               Class A Invested Amount can be determined by
               multiplying the original denomination of the
               Class A Certificateholder's Certificate by
               the Pool Factor                                         1.000000

 D)     Class B Invested Amount

        (1)    The Class B Initial Invested Amount               $59,300,000.00

        (2)    The Class B Invested Amount on the
               Distribution Date, after giving effect to
               all deposits, withdrawals and distributions
               on such Distribution  Date                        $59,300,000.00

        (3)    The Pool Factor for the Distribution Date
               (which represents the ratio of the Class B
               Invested Amount, as of such Distribution
               Date, after giving effect to any adjustment
               in the Class B Invested Amount on such
               Distribution Date, to the Class B Initial
               Invested Amount). The amount of a Class B
               Certificateholder's pro rata share of the
               Class B Invested Amount can be determined by
               multiplying the original denomination of the
               Class B Certificateholder's Certificate by
               the Pool Factor.                                        1.000000

 E)     Collateral Invested Amount

        (1)    The Collateral Initial Invested Amount            $49,200,000.00

        (2)    The Collateral Invested Amount on the
               Distribution Date, after giving effect to
               all deposits, withdrawals and distributions
               on such Distribution Date                         $49,200,000.00

        (3)    The Collateral Invested Amount as a
               percentage of the Invested Amount on such
               Distribution Date                                          8.50%

                        --------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2005 Distribution Date
                        --------------------------------

 F)     Class D Invested Amount

        (1)    The Class D Initial Invested Amount               $20,300,000.00

        (2)    The Class D Invested Amount on the
               Distribution Date, after giving effect to
               all deposits, withdrawals and distributions
               on such Distribution Date                         $20,300,000.00

        (3)    The Class D Invested Amount as a percentage
               of the Invested Amount on such Distribution
               Date                                                       3.51%

 G)     Receivables Balances

        (1)    The aggregate amount of Principal
               Receivables in the Trust at the close of
               business on the last day of the immediately
               preceding Monthly Period                          $4,293,381,091

        (2)    The aggregate amount of Finance Charge
               Receivables in the Trust at the close of
               business on the last day of the immediately
               preceding Monthly Period                            $253,681,611

 H)     Annualized Percentages

        (1)    The Gross Yield (Available Finance Charge
               Collections for the Series 2000-2
               Certificates for the preceding Monthly
               Period (excluding payments received from
               Interest Rate Protection Agreements) divided
               by the Invested Amount of the Series 2000-2
               Certificates as of the last day of the next
               preceding Monthly Period, multiplied by 365
               divided by the number of days in the
               calendar month)  Effective November 2002
               monthly period.                                            9.57%

        (2)    The Net Loss Rate (the Series 2000-2
               Defaulted Amount for the preceding Monthly
               Period divided by the Invested Amount of the
               Series 2000-2 Certificates as of the last
               day of the next preceding Monthly Period,
               multiplied by 12)                                          3.20%

        (3)    The Portfolio Yield (the Gross Yield minus
               the Net Loss Rate for the Series 2000-2
               Certificates for the preceding Monthly
               Period)                                                    6.37%

        (4)    The Base Rate (Monthly Interest plus Monthly
               Servicing Fee (based on an  assumed Servicing
               Fee Rate of 2% per annum) for the preceding
               Monthly Period with respect to the related
               Distribution Date, divided by the Invested
               Amount of the Series 2000-2 Certificates as
               of the last day of the next preceding Monthly
               multiplied by 12)                                          4.43%

        (5)    The Net Spread (the Portfolio Yield minus
               the Base Rate for the Series 2000-2
               Certificates for the preceding Monthly
               Period)                                                    1.94%

                        --------------------------------
                         Series 2000-2 Monthly Statement
                        April 15, 2005 Distribution Date
                        --------------------------------

        (6)    The Monthly Payment Rate (Collections of
               Principal Receivables and Finance Charge
               Receivables with respect to all Receivables
               in the Trust for the preceding Monthly
               Period divided by the amount of Receivables
               in the Trust as of the last day of the next
               preceding Monthly Period)                                 10.79%

 I)    Series 2000-2 Information for the Last Three Distribution Dates

       1)      Gross Yield

               a)         04/15/05                    9.57%
               b)         03/15/05                   10.53%
               c)         02/15/05                   12.32%

       2)      Net Loss Rate

               a)         04/15/05                   3.20%
               b)         03/15/05                   4.30%
               c)         02/15/05                   4.19%

       3)      Net Spread (Portfolio Yield Minus Base Rate)

               a)         04/15/05                   1.94%
               b)         03/15/05                   2.10%
               c)         02/15/05                   3.95%

               Three Month Average                   2.66%

       4)      Monthly Payment Rate

               a)         04/15/05                   10.79%
               b)         03/15/05                    9.85%
               c)         02/15/05                   10.48%


                                        CHASE BANK USA, NATIONAL ASSOCIATION,
                                        Servicer


                                        By:
                                            --------------------------------
                                        Name:  Patricia Garvey
                                        Title: Vice President